UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2013

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

American Realty Capital Properties, Inc. (the “Company”) prepared a presentation containing pro forma information describing the combined Company taking into account the pricing of (i) a $250 million offering of 3.00% Convertible Senior Notes due in 2018 (“2018 Notes”) pursuant to a reopening of its existing series of such notes and (ii) a $350 million offering of its Convertible Senior Notes due in 2020 (“2020 Notes”), in separate underwritten offerings and assuming the closing of its acquisitions of American Realty Capital Trust IV, Inc. (“ARCT IV”) and Cole Real Estate Investments, Inc. (“Cole”). Such presentation also takes into account options granted pursuant to the underwritten offerings to purchase up to (i) $37.5 million of additional 2018 Notes and (ii) $52.5 million of additional 2020 Notes, solely to cover over-allotments, if any.

A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

The Company filed an investor presentation on December 9, 2013, as described in Item 7.01 of this Current Report on Form 8-K.

Additional Information about Merger Between the Company and Cole and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Cole merger, the Company has prepared and filed with the U.S. Securities and Exchange Commissions (“SEC”) its registration statement on Form S-4 containing a joint proxy statement/prospectus, which registration statement has not yet been declared effective, and other documents with respect to the Company’s proposed acquisition of Cole. The joint proxy statement/prospectus contains important information about the proposed transaction and related matters. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY the Company OR COLE WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT the Company, COLE AND THE PROPOSED COLE MERGER.

Investors and stockholders of the Company and Cole may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company and Cole with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.arcpreit.com and copies of the documents filed by Cole with the SEC are available free of charge on Cole’s website at www.ColeREIT.com.

Participants in Solicitation relating to the Merger Between the Company and Cole

The Company, Cole, AR Capital, LLC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and Cole’s stockholders in respect of the proposed Cole merger. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 30, 2013. Information regarding Cole’s directors and executive officers can be found in Cole’s definitive proxy statement filed with the SEC on April 11, 2013. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed Cole merger if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or Cole, as applicable, using the sources indicated above.

Additional Information about the ARCT IV Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, ARCT IV and the Company filed with the SEC a definitive proxy statement and prospectus on December 4, 2013 and other documents with respect to the Company’s proposed acquisition of ARCT IV. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE CAREFULLY (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE SUCH DOCUMENTS CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT the Company, ARCT IV AND THE PROPOSED MERGER.

Investors may obtain free copies of the proxy statement/prospectus and other relevant documents filed with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by ARCT IV with the SEC are also available free of charge on ARCT IV’s website at http://www.arct-4.com/, and copies of the documents filed by the Company with the SEC are available free of charge on the Company’s website at http://www.arcpreit.com/.

Participants in Solicitation relating to the ARCT IV Merger

ARCT IV, the Company and AR Capital, LLC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARCT IV’s and the Company’s stockholders in respect of the proposed merger. Information regarding ARCT IV’s directors and executive officers can be found in ARCT IV’s definitive proxy statement filed with the SEC on April 30, 2013. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 30, 2013. Additional information regarding the interests of ARCT IV and its directors and executive officers in the proposed merger, which may be different than those of ARCT IV's stockholders generally, are included in the proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed merger if and when they become available. These documents are available free of charge on the SEC’s website and from ARCT IV or the Company, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s, CapLease’s, ARCT IV’s and Cole’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by any of the merger agreements will be consummated, the combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any of the merger agreements; (2) the inability to complete the ARCT IV merger due to the failure to obtain ARCT IV stockholder approval of the ARCT IV merger or the failure to satisfy other conditions to completion of the ARCT IV merger, including that a governmental entity may prohibit, delay or re’sfuse to grant approval for the consummation of the ARCT IV merger; (3) the inability to obtain regulatory approvals for the Cole merger transaction and the approval by the Company’s stockholders of the issuance of the Company common stock in connection with the Cole merger and the approval by Cole’s stockholders of the Cole merger; (4) risks related to disruption of management’s attention from the ongoing business operations due to the proposed mergers; (5) the effect of the announcement of the proposed mergers on the Company’s, ARCT IV’s or Cole’s relationships with their respective customers, tenants, lenders, operating results and businesses generally; (6) the outcome of any legal proceedings relating to any of the mergers or the merger agreements; (7) risks to consummation of the mergers, including the risk that the mergers will not be consummated within the expected time period or at all; and (8) the Company’s inability to timely achieve the benefits associated with becoming a self-managed real estate company. Additional factors that may affect future results are contained in the Company’s, ARCT IV’s and Cole’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company, ARCT IV and Cole disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Presentation dated December 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

December 9, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors